Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Unifi, Inc. (the “Company”) Annual Report on Form 10-K for the period ended June 28, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald L. Smith, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 11, 2009	By:	/s/ RONALD L. SMITH
Ronald L. Smith
Vice President and Chief Financial Officer